UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
ENTERPRISE DIVERSIFIED, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ENTERPRISE DIVERSIFIED, INC.
1518 Willow Lawn Drive
Richmond, VA 23230
(434) 336-7737

EXPLANATORY NOTE

On April 22, 2019, Enterprise Diversified, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) and the related Proxy Card (the “Original Proxy Card”) for the Company’s 2019 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). On May 21, 2019, the Company filed an Amendment No. 1 to the Original Proxy Statement with the SEC (the “Amendment No. 1”). The Original Proxy Statement and the Amended Proxy Statement were filed in connection with the Company’s 2019 Annual Meeting of Stockholders, scheduled to take place at 1:00 p.m. local time, on Tuesday, May 21, 2019, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, 15th Floor, New York, NY 10016-1387 (the “Annual Meeting”).

This supplement to the Amended Proxy Statement (the “Supplement No. 1”) and amended Original Proxy Card (the “Amended Proxy Card”) are being filed to add a proposal to nominate Thomas Braziel for re-election to the Company’s Board of Directors (the “Board”) (“Proposal Four”), to nominate Alea Kleinhammer for re-election to the Company’s Board (“Proposal Five”) and to adjourn the Annual Meeting to June 24, 2019, to be held at 1:00 p.m. local time, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, 15th Floor, New York, NY 10016-1387.

The following biographies set forth the names of our director nominees considered under Proposal Four and Proposal Five:

Thomas Braziel was unanimously appointed as a director of the Company on May 5, 2019. Mr. Braziel currently serves as the Co-Chief Executive Officer and Co-Chairman of the Board of Directors of Winland Holding. In 2018, Mr. Braziel co-founded 507 Capital LLC, an investment management firm specializing in distressed credit investments, where he currently serves as Managing Partner and CIO. Previously, Mr. Braziel co-founded and managed B.E. Capital Management, a U.S. domiciled hedge fund specializing in special situations and bankruptcy. Prior to co-founding B.E. Capital Management, Mr. Braziel founded Campden Grove Capital, an investment partnership taking advantage of small public company bankruptcies and other securities in bankruptcy. Mr. Braziel received his Masters in Mathematics of Finance in 2012 from Columbia University and graduated cum laude from New York University in 2007 with a B.A. in Economics. The Company believes that Mr. Braziel’s experiences in the investment management industry and as a founder and bankruptcy and securities specialist make him qualified to serve on the Board.

Alea A. Kleinhammer was unanimously appointed as a director of the Company on May 5, 2019. Ms. Kleinhammer currently serves as the Company’s Chief Financial Officer and works closely with all of the Company’s subsidiaries as part of the financial reporting process. Ms. Kleinhammer holds an active CPA license in the state of Virginia and has multiple years of experience working in the public accounting sector. Ms. Kleinhammer earned a Bachelor of Arts in Accounting from the University of Maryland at College Park. The Company believes that Ms. Kleinhammer’s experience as an accountant and familiarity with the Company make her qualified to be a member of the Board.

The following information relating to these director nominees is made available for stockholders’ consideration:

	Age as of the Annual Meeting	Director Since	Audit Committee	☐ Chair ● Member Governance, Compensation and Nominating Committee
Alea A. Kleinhammer CFO	28	2019
Thomas Braziel	34	2019	●	●

Other than the additions of Proposal Four and Proposal Five to the Amendment No. 1 and the Original Proxy Card and the adjournment of the Annual Meeting to June 24, 2019, the Amendment No. 1 continues to be in full force and effect as filed and the continues to seek the votes of the Company’s stockholders for all proposals to be voted upon at the Annual Meeting, including Proposal Four and Proposal Five.

Capitalized terms used but not otherwise defined in this Proxy Statement Supplement have the meanings ascribed to them in the Amendment No. 1 or the Original Proxy Statement. This Supplement No. 1 should be read together with the Amendment No. 1.

Important Notice Regarding the Availability of Proxy Materials for the Adjourned Regular Meeting of Shareholders to Be Held On June 24, 2019:

This Supplement No. 1, the Amended Proxy Card, the Amendment No. 1, the Notice of 2019 Regular Meeting of Shareholders, the Original Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at www.enterprisediverisifed.com.

PROPOSAL FOUR:
NOMINATION AND ELECTION OF THOMAS BRAZIEL TO THE COMPANY’S BOARD OF DIRECTORS

Our Bylaws provide that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has passed a resolution setting the number of members at five, which is the current number of members. Thomas Braziel is nominated for re-election at the Annual Meeting. For information about Mr. Braziel and our Board generally, please see the Explanatory Note above and “Corporate Governance-Our Board of Directors” beginning on page 4 of the Amendment No. 1. If elected, Mr. Braziel will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that Mr. Braziel will be available for election, but if he is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. BRAZIEL FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” MR. BRAZIEL. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF MR. BRAZIEL.

PROPOSAL FIVE:
NOMINATION AND ELECTION OF ALEA KLEINHAMMER TO THE COMPANY’S BOARD OF DIRECTORS

Our Bylaws provide that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has passed a resolution setting the number of members at five, which is the current number of members. Alea Kleinhammer is nominated for re-election at the Annual Meeting. For information about Ms. Kleinhammer and our Board generally, please see the Explanatory Note above and “Corporate Governance-Our Board of Directors” beginning on page 4 of the Amendment No. 1. If elected, Ms. Kleinhammer will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that Ms. Kleinhammer will be available for election, but if he is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MS. KLEINHAMMER FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” MS. KLEINHAMMER. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF MS. KLEINHAMMER.

Enterprise Diversified, Inc. 1518 Willow Lawn Drive Richmond, VA 23230

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/20/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/20/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Steven L. Kiel   02 Not applicable   03 Jeremy K. Deal   04 Not applicable   05 Keith D. Smith

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	0	0	0
3. APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	0	0	0
4. NOMINATION AND ELECTION OF THOMAS BRAZIEL TO THE COMPANY'S BOARD OF DIRECTORS	0	0	0
5. NOMINATION AND ELECTION OF ALEA KLEINHAMMER TO THE COMPANY'S BOARD OF DIRECTORS	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. 0
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Dat

Signature (Joint Owners)   Dat

0000418749_1 R1.0.1.18

ENTERPRISE DIVERSIFIED, INC.
Annual Meeting of Shareholders
June 24, 2019 1:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Steven Kiel as proxy, with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enterprise Diversified, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 1:00 PM, Local Time on June 24, 2019, at the offices of the law firm Alston & Bird located at 90 Park Avenue, 15th Floor, New York, NY 10016-1387, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000418749_2 R1.0.1.18